UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 4, 2016
MFRI, INC.
(exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	0-18370 (Commission File Number)	36-3922969 (IRS Employer Identification No.)

6410 West Howard Street, Niles, Illinois 60714
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (847) 966-1000

~~7720 North Lehigh Avenue, Niles, Illinois 60714~~
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    Completion of Acquisition or Disposition of Assets.

On April 6, 2016, MFRI, Inc. (together with its subsidiaries, the "Company"), filed a Current Report on Form 8-K (the “Form 8-K”) disclosing that on February 4, 2016 through its wholly owned subsidiary Perma-Pipe Canada, Inc., the Company acquired 100% ownership of Bayou Perma-Pipe Canada, Ltd. ("BPPC"), a coating and insulation company located in Alberta, Canada.  The Company had owned a 49% interest in BPPC since 2009. The remaining 51% interest in BPPC was acquired from a subsidiary of Aegion Corporation for consideration of approximately $9.6 million in cash and debt (the "Transaction"). This amendment to the Form 8-K (this "Form 8-K/A") is being filed for the purpose of satisfying the Company's obligation to file certain financial statements and pro forma condensed combined financial statements required by Item 9.01 of Form 8-K, and this Form 8-K/A should be read in conjunction with the Form 8-K. Except as set forth herein, no modifications have been made to information contained in the Form 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

a.Financial Statements of Business Acquired.
The audited financial statements of Bayou Perma-Pipe Canada, Ltd as of and for the year then ended December 31, 2015 and the notes related thereto and the related report of independent chartered professional accountants, thereto, are filed as Exhibit 99.1 to this report. The consent of independent chartered professional accountants is attached as Exhibit 23.1 hereto.

b.Pro Forma Financial Information.
The unaudited pro forma condensed combined balance sheet as of December 31, 2015 and the unaudited pro forma combined statements of operations of the Company and BPPC, which the Company acquired on February 4, 2016, for the year ended December 31, 2015, and the notes related thereto, are filed as Exhibit 99.2 to this report.

c.Exhibits.

Exhibit	Description
23.1	Consent of Independent Chartered Professional Accountants
99.1	Financial statements of BPPC as of and for the year ended December 31, 2015 (audited)
99.2	Pro forma condensed combined financial statements of the Company and BPPC for the year ended December 31, 2015 (unaudited)

**********
The statements and certain other information contained in this report, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "continue," "remains," "intend," "aim," "towards," "should," "prospects," "could," "future," "potential," "believes," "plans," "likely," "anticipate," "position," and "probable," or the negative thereof or other variations thereon or comparable terminology, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to, economic conditions, market demand and pricing, competitive and cost factors, and other risk factors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 27, 2016	MFRI, INC. (Registrant) By: /s/ Karl J. Schmidt
Karl J. Schmidt
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit	Description
23.1	Consent of Independent Chartered Professional Accountants
99.1	Financial statements of BPPC as of and for the year ended December 31, 2015 (audited)
99.2	Pro forma condensed combined financial statements of the Company and BPPC for the year ended December 31, 2015 (unaudited)